UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2021

GETTY REALTY CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-13777	11-3412575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

292 Madison Avenue, 9th Floor New York, New York	10017-6318
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 349-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 26, 2021, Getty Realty Corp. (the “Company”) entered into a distribution agreement (the “Agreement”) with each of J.P. Morgan Securities LLC, BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., RBC Capital Markets, LLC, Robert W. Baird & Co. Incorporated, BTIG, LLC, Capital One Securities, Inc. and JMP Securities LLC, acting in their capacity as Agents (as described below) or Forward Sellers (as described below), relating to the offering and sale of shares of the Company’s common stock, par value $0.01 per share, having an aggregate offering price of up to $250,000,000 (the “Shares”). The Company refers to these entities, when acting in their capacity as sales agents, individually an “Agent” and collectively as “Agents.” The Company refers to these entities, when acting as agents for the Forward Purchaser (as described below), individually as a “Forward Seller” and collectively as “Forward Sellers.”

Pursuant to the terms of the Agreement, the Company may issue and sell the Shares, from time to time, through the Agents, acting as the Company’s sales agents, or directly to the Agents, acting as principal. If the Company sell shares to a Agent as principal, it will enter into a separate terms agreement with that Agent. Sales of the Shares, if any, would be made in transactions that are deemed to be at-the-market offerings as defined in Rule 415 of the Securities Act of 1933, as amended, or in negotiated transactions, which may include block trades, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. The Agents are not required to sell any specific number or dollar amount of the Shares, but each Agent will use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulation to sell shares designated by us in accordance with the Agreement. The Company will pay each Agent a commission of up to 2.0% of the gross sales price of the Shares sold by such Agent.

The Agreement provides that, in addition to the issuance and sale of the Shares to or through the Agents, the Company may also enter into one or more forward sale agreements under the master forward confirmation and a related supplemental confirmation between us and a Forward Purchaser. In connection with any forward sale agreement, the relevant Forward Purchaser (or its affiliate) will attempt to borrow from third parties and, through its affiliated Forward Seller, sell a number of shares of common stock equal to the number of shares of common stock underlying the particular forward sale agreement. In connection with any forward sale agreement, the relevant Forward Seller will receive, in the form of a reduced initial forward sale price under the related forward sale agreement, a commission of up to 2.0% of the gross sales prices of all borrowed shares of common stock sold during the applicable forward hedge selling period by it as Forward Seller.

The Company will not initially receive any proceeds from the sale of any borrowed shares of common stock by the Forward Sellers. The Company expects to fully physically settle each particular forward sale agreement (by delivery of its common stock) with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of that particular forward sale agreement, in which case the Company will expect to receive aggregate net cash proceeds at settlement equal to the number of shares of common stock underlying the particular forward sale agreement multiplied by the relevant forward sale price. However, subject to certain exceptions, the Company may also elect to cash settle or net share settle a particular forward sale agreement, in which case it may not receive any proceeds (in the case of cash settlement) or will not receive any proceeds (in the case of net share settlement), and it may owe cash (in the case of cash settlement) or shares of common stock (in the case of net share settlement) to the relevant Forward Purchaser.

Each Agent will receive from the Company a commission that will not exceed, but may be lower than, 2.0% of the gross sales price of all Shares sold through it as Agent under the Agreement. In connection with each forward sale, the Company will pay the relevant Forward Seller, in the form of a reduced initial forward sale price under the related forward sale agreement with the related Forward Purchaser, commissions at a mutually agreed rate that shall not be more than 2.0% of the gross sales price of all borrowed Shares sold by it as a Forward Seller.

Affiliates of the Agents, Forward Purchasers and Forward Sellers are lenders under the Company’s revolving credit facility and, in connection with their participation in the credit facility, receive customary fees. In addition, to the extent that the Company uses any of the net proceeds from sales of the Shares to reduce borrowings outstanding under its credit agreement, such affiliates will receive their proportionate share of such repayment.

The Shares will be offered pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-251977) (the “Registration Statement”), which became effective upon filing on January 8, 2021. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any of the Shares.

The foregoing description of certain terms of the Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which is attached as Exhibit 1.1 hereto and is incorporated by reference herein. A copy of the opinion of DLA Piper LLP (US), relating to the legality of the Shares, is filed as Exhibit 5.1 hereto and is incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

1.1	Distribution Agreement by and among Getty Realty Corp., J.P. Morgan Securities LLC, BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., RBC Capital Markets, LLC, Robert W. Baird & Co. Incorporated, BTIG, LLC, Capital One Securities, Inc. and JMP Securities LLC, dated February 26, 2021.

1.2	Form of Master Forward Confirmation

5.1	Opinion of DLA Piper LLP (US) regarding legality of the Shares.

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GETTY REALTY CORP.

Date: February 26, 2021	By:	/s/ Brian R. Dickman
Brian R. Dickman
Chief Financial Officer and Treasurer

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